CSFB04-1G7BBG  30 year  5.8’s          User ID: jsykora          Deals Directory: /home/jsykora/intexdeals

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DEC TABLES REPORT              Date:    02/23/2004   10:51:45                                                                               CMO Desk

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Settlement Date:  2/27/2004  WHOLE 30 year  WAC: 6.70  WAM: 355.00  Pricing Speed:  125  PPC

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Deal: CSFB04-1G7BBG    Bond Name: 7FL1

Months	PPC	PPC	PPC	PPC	PPC	PPC
480	0	50	125	200	400	500

Date	7FL1	7FL1	7FL1	7FL1	7FL1	7FL1
2/27/2004	100.00	100.00	100.00	100.00	100.00	100.00
2/25/2005	98.76	88.66	73.44	58.08	15.34	0.00
2/25/2006	97.43	76.75	49.43	26.53	0.00	0.00
2/25/2007	96.00	66.10	31.61	7.84	0.00	0.00
2/25/2008	94.48	56.56	18.42	0.00	0.00	0.00
2/25/2009	92.86	48.05	8.66	0.00	0.00	0.00
2/25/2010	91.31	41.19	3.14	0.00	0.00	0.00
2/25/2011	89.65	35.30	0.00	0.00	0.00	0.00
2/25/2012	87.88	30.42	0.00	0.00	0.00	0.00
2/25/2013	85.98	26.42	0.00	0.00	0.00	0.00
2/25/2014	83.95	23.13	0.00	0.00	0.00	0.00
2/25/2015	81.79	20.20	0.00	0.00	0.00	0.00
2/25/2016	79.47	17.57	0.00	0.00	0.00	0.00
2/25/2017	76.99	15.23	0.00	0.00	0.00	0.00
2/25/2018	74.34	13.15	0.00	0.00	0.00	0.00
2/25/2019	71.51	11.29	0.00	0.00	0.00	0.00
2/25/2020	68.49	9.63	0.00	0.00	0.00	0.00
2/25/2021	65.25	8.16	0.00	0.00	0.00	0.00
2/25/2022	61.79	6.85	0.00	0.00	0.00	0.00
2/25/2023	58.09	5.69	0.00	0.00	0.00	0.00
2/25/2024	54.14	4.65	0.00	0.00	0.00	0.00
2/25/2025	49.91	3.74	0.00	0.00	0.00	0.00
2/25/2026	45.39	2.93	0.00	0.00	0.00	0.00
2/25/2027	40.56	2.22	0.00	0.00	0.00	0.00
2/25/2028	35.40	1.59	0.00	0.00	0.00	0.00
2/25/2029	29.87	1.04	0.00	0.00	0.00	0.00
2/25/2030	23.97	0.55	0.00	0.00	0.00	0.00
2/25/2031	17.66	0.13	0.00	0.00	0.00	0.00
2/25/2032	10.91	0.00	0.00	0.00	0.00	0.00
2/25/2033	3.70	0.00	0.00	0.00	0.00	0.00
8/25/2033	0.00	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	19.21	6.70	2.37	1.43	0.63	0.44

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB04-1G7BBG  30 year  5.8’s          User ID: jsykora          Deals Directory: /home/jsykora/intexdeals

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DEC TABLES REPORT              Date:    02/23/2004   10:51:45                                                                               CMO Desk

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Settlement Date:  2/27/2004  WHOLE 30 year  WAC: 6.70  WAM: 355.00  Pricing Speed:  125  PPC

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Deal: CSFB04-1G7BBG    Bond Name: 7S1

Months	PPC	PPC	PPC	PPC	PPC	PPC
480	0	50	125	200	400	500

Date	7S1	7S1	7S1	7S1	7S1	7S1
2/27/2004	100.00	100.00	100.00	100.00	100.00	100.00
2/25/2005	98.76	88.66	73.44	58.08	15.34	0.00
2/25/2006	97.43	76.75	49.43	26.53	0.00	0.00
2/25/2007	96.00	66.10	31.61	7.84	0.00	0.00
2/25/2008	94.48	56.56	18.42	0.00	0.00	0.00
2/25/2009	92.86	48.05	8.66	0.00	0.00	0.00
2/25/2010	91.31	41.19	3.14	0.00	0.00	0.00
2/25/2011	89.65	35.30	0.00	0.00	0.00	0.00
2/25/2012	87.88	30.42	0.00	0.00	0.00	0.00
2/25/2013	85.98	26.42	0.00	0.00	0.00	0.00
2/25/2014	83.95	23.13	0.00	0.00	0.00	0.00
2/25/2015	81.79	20.20	0.00	0.00	0.00	0.00
2/25/2016	79.47	17.57	0.00	0.00	0.00	0.00
2/25/2017	76.99	15.23	0.00	0.00	0.00	0.00
2/25/2018	74.34	13.15	0.00	0.00	0.00	0.00
2/25/2019	71.51	11.29	0.00	0.00	0.00	0.00
2/25/2020	68.49	9.63	0.00	0.00	0.00	0.00
2/25/2021	65.25	8.16	0.00	0.00	0.00	0.00
2/25/2022	61.79	6.85	0.00	0.00	0.00	0.00
2/25/2023	58.09	5.69	0.00	0.00	0.00	0.00
2/25/2024	54.14	4.65	0.00	0.00	0.00	0.00
2/25/2025	49.91	3.74	0.00	0.00	0.00	0.00
2/25/2026	45.39	2.93	0.00	0.00	0.00	0.00
2/25/2027	40.56	2.22	0.00	0.00	0.00	0.00
2/25/2028	35.40	1.59	0.00	0.00	0.00	0.00
2/25/2029	29.87	1.04	0.00	0.00	0.00	0.00
2/25/2030	23.97	0.55	0.00	0.00	0.00	0.00
2/25/2031	17.66	0.13	0.00	0.00	0.00	0.00
2/25/2032	10.91	0.00	0.00	0.00	0.00	0.00
2/25/2033	3.70	0.00	0.00	0.00	0.00	0.00
8/25/2033	0.00	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	19.21	6.70	2.37	1.43	0.63	0.44

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB04-1G7BBG  30 year  5.8’s          User ID: jsykora          Deals Directory: /home/jsykora/intexdeals

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DEC TABLES REPORT              Date:    02/23/2004   10:51:45                                                                               CMO Desk

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Settlement Date:  2/27/2004  WHOLE 30 year  WAC: 6.70  WAM: 355.00  Pricing Speed:  125  PPC

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Deal: CSFB04-1G7BBG    Bond Name: 7S8

Months	PPC	PPC	PPC	PPC	PPC	PPC
480	0	50	125	200	400	500

Date	7S8	7S8	7S8	7S8	7S8	7S8
2/27/2004	100.00	100.00	100.00	100.00	100.00	100.00
2/25/2005	100.00	100.00	100.00	100.00	100.00	0.00
2/25/2006	100.00	100.00	100.00	100.00	0.00	0.00
2/25/2007	100.00	100.00	100.00	100.00	0.00	0.00
2/25/2008	100.00	100.00	100.00	0.00	0.00	0.00
2/25/2009	100.00	100.00	100.00	0.00	0.00	0.00
2/25/2010	100.00	100.00	100.00	0.00	0.00	0.00
2/25/2011	100.00	100.00	71.89	0.00	0.00	0.00
2/25/2012	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2013	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2014	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2015	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2016	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2017	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2018	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2019	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2020	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2021	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2022	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2023	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2024	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2025	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2026	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2027	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2028	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2029	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2030	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2031	100.00	100.00	0.00	0.00	0.00	0.00
2/25/2032	100.00	66.70	0.00	0.00	0.00	0.00
2/25/2033	100.00	22.86	0.00	0.00	0.00	0.00
9/25/2033	0.00	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	29.57	28.43	7.13	3.73	1.41	0.66

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB04-1G7BBG  30 year  5.8’s          User ID: jsykora          Deals Directory: /home/jsykora/intexdeals

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DEC TABLES REPORT              Date:    02/23/2004   10:51:45                                                                               CMO Desk

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Settlement Date:  2/27/2004  WHOLE 30 year  WAC: 6.70  WAM: 355.00  Pricing Speed:  125  PPC

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Deal: CSFB04-1G7BBG    Bond Name: 7N1

Months	PPC	PPC	PPC	PPC	PPC	PPC
480	0	50	125	200	400	500

Date	7N1	7N1	7N1	7N1	7N1	7N1
2/27/2004	100.00	100.00	100.00	100.00	100.00	100.00
2/25/2005	100.00	100.00	100.00	100.00	100.00	0.00
2/25/2006	100.00	100.00	100.00	100.00	0.00	0.00
2/25/2007	100.00	100.00	100.00	100.00	0.00	0.00
2/25/2008	100.00	100.00	100.00	78.08	0.00	0.00
2/25/2009	100.00	100.00	100.00	20.10	0.00	0.00
2/25/2010	98.34	95.29	90.28	0.00	0.00	0.00
2/25/2011	96.57	89.72	79.08	0.00	0.00	0.00
2/25/2012	94.68	82.58	56.98	0.00	0.00	0.00
2/25/2013	92.65	74.29	39.96	0.00	0.00	0.00
2/25/2014	90.48	65.30	29.27	0.00	0.00	0.00
2/25/2015	88.17	57.26	21.39	0.00	0.00	0.00
2/25/2016	85.69	50.09	15.59	0.00	0.00	0.00
2/25/2017	83.05	43.69	11.33	0.00	0.00	0.00
2/25/2018	80.22	37.98	8.21	0.00	0.00	0.00
2/25/2019	77.19	32.89	5.93	0.00	0.00	0.00
2/25/2020	73.96	28.36	4.26	0.00	0.00	0.00
2/25/2021	70.50	24.33	3.04	0.00	0.00	0.00
2/25/2022	66.81	20.75	2.16	0.00	0.00	0.00
2/25/2023	62.86	17.57	1.53	0.00	0.00	0.00
2/25/2024	58.63	14.75	1.07	0.00	0.00	0.00
2/25/2025	54.12	12.25	0.74	0.00	0.00	0.00
2/25/2026	49.29	10.05	0.51	0.00	0.00	0.00
2/25/2027	44.13	8.09	0.34	0.00	0.00	0.00
2/25/2028	38.61	6.37	0.22	0.00	0.00	0.00
2/25/2029	32.71	4.86	0.14	0.00	0.00	0.00
2/25/2030	26.40	3.53	0.09	0.00	0.00	0.00
2/25/2031	19.66	2.37	0.05	0.00	0.00	0.00
2/25/2032	12.45	1.35	0.02	0.00	0.00	0.00
2/25/2033	4.74	0.46	0.01	0.00	0.00	0.00
9/25/2033	0.00	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)	20.55	13.37	9.25	4.54	1.65	0.66

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB04-1G7BBG  30 year  5.8’s          User ID: jsykora          Deals Directory: /home/jsykora/intexdeals

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DEC TABLES REPORT              Date:    02/23/2004   10:51:45                                                                               CMO Desk

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Settlement Date:  2/27/2004  WHOLE 30 year  WAC: 6.70  WAM: 355.00  Pricing Speed:  125  PPC

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Deal: CSFB04-1G7BBG    Bond Name: 7B1

Months	PPC	PPC	PPC	PPC	PPC	PPC
480	0	50	125	200	400	500

Date	7B1	7B1	7B1	7B1	7B1	7B1
2/27/2004	100.00	100.00	100.00	100.00	100.00	100.00
2/25/2005	98.89	98.89	98.89	98.89	98.89	0.00
2/25/2006	97.70	97.70	97.70	97.70	88.79	0.00
2/25/2007	96.43	96.43	96.43	96.43	17.53	0.00
2/25/2008	95.07	95.07	95.07	95.07	3.46	0.00
2/25/2009	93.62	93.62	93.62	93.62	0.68	0.00
2/25/2010	92.07	89.21	84.52	72.30	0.13	0.00
2/25/2011	90.41	84.00	74.03	42.60	0.03	0.00
2/25/2012	88.64	77.31	61.13	25.06	0.01	0.00
2/25/2013	86.74	69.55	47.55	14.71	*	0.00
2/25/2014	84.71	61.13	34.83	8.62	*	0.00
2/25/2015	82.54	53.61	25.45	5.04	*	0.00
2/25/2016	80.23	46.90	18.55	2.94	*	0.00
2/25/2017	77.75	40.90	13.48	1.71	*	0.00
2/25/2018	75.10	35.56	9.77	0.99	*	0.00
2/25/2019	72.27	30.80	7.05	0.57	*	0.00
2/25/2020	69.24	26.56	5.07	0.33	*	0.00
2/25/2021	66.01	22.78	3.62	0.19	*	0.00
2/25/2022	62.55	19.43	2.57	0.11	*	0.00
2/25/2023	58.85	16.45	1.82	0.06	*	0.00
2/25/2024	54.89	13.81	1.27	0.03	*	0.00
2/25/2025	50.66	11.47	0.88	0.02	*	0.00
2/25/2026	46.14	9.40	0.60	0.01	*	0.00
2/25/2027	41.31	7.58	0.40	0.01	*	0.00
2/25/2028	36.14	5.97	0.26	*	*	0.00
2/25/2029	30.62	4.55	0.17	*	*	0.00
2/25/2030	24.72	3.30	0.10	*	*	0.00
2/25/2031	18.40	2.21	0.06	*	*	0.00
2/25/2032	11.65	1.26	0.03	*	*	0.00
2/25/2033	4.44	0.43	0.01	*	*	0.00
2/25/2034	0.00	0.00	0.00	0.00	*	0.00
2/25/2035	0.00	0.00	0.00	0.00	*	0.00
2/25/2036	0.00	0.00	0.00	0.00	*	0.00
2/25/2037	0.00	0.00	0.00	0.00	*	0.00
2/25/2038	0.00	0.00	0.00	0.00	*	0.00
2/25/2039	0.00	0.00	0.00	0.00	*	0.00
2/25/2040	0.00	0.00	0.00	0.00	*	0.00
2/25/2041	0.00	0.00	0.00	0.00	*	0.00
2/25/2042	0.00	0.00	0.00	0.00	*	0.00
2/25/2043	0.00	0.00	0.00	0.00	*	0.00
2/25/2044	0.00	0.00	0.00	0.00	*	0.00

Ave Life (Yrs)	19.41	12.69	9.27	7.10	2.56	0.66

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.